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Securities and Exchange Commission

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SWS Group, Inc.

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Third Quarter Fiscal 2011 SWS Group Conference Call May 4, 2011 1

Forward-Looking Statements
This presentation contains forward-looking statements.  Readers are cautioned that any forward-looking statements, including those predicting or forecasting future events or results, which depend on future events for their accuracy, embody projections or assumptions, or express the intent, belief or current expectations of the company or management, are not guarantees of future performance and involve risks and uncertainties.
Actual results may differ materially as a result of various factors, some of which are out of our control, including, but not limited to, volume of trading in securities, volatility of securities prices and interest rates, liquidity in capital and credit markets, availability of lines of credit, customer margin loan activity, creditworthiness of our correspondents and customers, the ability of the bank’s borrowers to meet their contractual obligations, the value of the collateral securing the bank’s loans, demand for housing, general economic conditions, especially in Texas and New Mexico, changes in the commercial lending and regulatory environments, the ability to meet regulatory capital requirements and cease and desist order terms and other factors discussed in our Annual Report on Form 10-K and in our other reports filed with and available from the Securities and Exchange Commission.

Presenters and Participants
Presenters:
James H. Ross
President &CEO
SWS Group, Inc.
Stacy M. Hodges
Executive VP & CFO
SWS Group, Inc.
John L. Holt, Jr.
Chairman, President & CEO
Southwest Securities, FSB

Agenda Opening Remarks Bank Report Chief Financial Officer’s Report 4

Opening Remarks
Hilltop Holdings Inc. and Oak Hill Capital Partners to invest $100 million in aggregate
Filed definitive proxy April 8, 2011
Bank asset quality still a major concern
Regulatory Agreement impacting brokerage operations
Broker
(83% of Q3 Revenues)
Bank
(17% of Q3 Revenues)
Retail
478 Reps
$12.3 billion in
customer assets
Institutional
57 Reps
$2.2 billion stock
loan book
$5.1 billion
municipal new
issue volume
Clearing
628,000 tickets
$14.5 billion
under custody
4.16% net interest
margin
$1.4 billion in assets
14.5% total risk-based
capital and 9.6% core
capital
$105 million NPAs and
$255 million Classified
Assets

Summary of Investment Terms
$100 million proposed capital infusion into SWS by Hilltop and Oak Hill Capital
In return for capital infusion, SWS would issue to Hilltop and Oak Hill Capital:
$100 million of five year, 8% unsecured senior notes
17.4 million, 5-year warrants exercisable at $5.75 per share
•8.7 million warrants issued to each investor (~17% pro forma ownership each)
Hilltop and Oak Hill Capital to each receive one Board seat and Observer rights
Each board seat maintained with ownership in SWS above 9.9%
Observer right for each maintained with ownership in SWS above 4.9%
$80 million of proceeds to be contributed to Bank, with remaining $20 million held initially at SWS Group, Inc. (holding company)
Subject to stockholder and regulatory approvals – shareholder meeting set for
May 18, 2011
Board of Directors unanimously approved the proposed transaction

Provides capital solution for Bank
Addresses Bank regulatory concerns
Supports continued growth at profitable Broker
Closely aligns SWS shareholders with two highly regarded investors
Hilltop (Gerald J. Ford, proposed Board representative)
Oak Hill Capital (J. Taylor Crandall, proposed Board representative)
Superior to other capital raising alternatives
Fully negotiated and documented transaction
Removes obstacles to creating stockholder value
Preserves upside for SWS shareholders
Investment Best Positions SWS for the Future

Bank Performance
$ Millions
20
10
-
(10)
(20)
(30)
(40)
(50)
(60)
50%
0%
-50%
-100%
-150%
18
11
(18)
(51)
Bank Pre-Tax Income (Loss)
% Change in Assets

SWS GROUP
Building what you value.®

Rationale for Transaction – Address Bank Issues
Bank’s capital base is expected to continue to suffer from deterioration in loan portfolio
Bank is operating under C&D with the OTS
Heightened losses and regulatory requirements have impacted operations and profitability
Due to loan losses and write-offs, Bank has pre-tax loss of $71.3 million over last eighteen months
Proactively reduced balance sheet to bolster capital ratios, negatively impacting earnings power

FY2008 FY2009 FY2010 LTM 3/31/11

- Deterioration in Bank's asset quality must be addressed

SWS GROUP
Building what you value.®

Rationale for Transaction - Provides Capital Solution for Bank
New capital allows Bank to address asset quality issues and adhere to C&D’s capital requirements while not further shrinking Bank’s profitable segments
(1) Texas Ratio = Total non performing assets  / (Bank capital plus ALLL); Pro-forma ratio assumes $80 MM capital transfer to the Bank
(2) Classified Asset Ratio = Total classified assets / (Bank capital plus ALLL); Pro-forma ratio assumes $80 MM capital transfer to the Bank
(3) Assumes $80 MM of capital allocated to the Bank with proceeds being risk-weighted at 20.0%

Tier 1 (Core) Capital                                            8.00%                        9.6%                 15.5%
Total Risk-Based Capital Ratio                                      12.00% 14.5%                 22.7%
C&D Pro-Forma
Bank Capital Ratios                                Requirement  3/31/11 3/31/11
(3)
Bank Asset Statistics 3/31/10 3/31/11
Pro-Forma
3/31/11
(3)
Classified Assets ($ millions) $124 $255 $255
Non-performing assets ($ millions) 77 105 105
Texas Ratio
(1)
39.4% 54.1% 38.2%
Classified Asset Ratio
(2)
68.9% 132.7% 93.7%

Pre-Tax Income (Loss) by Segment (1)

75
50
25
-
(25)
(50)
(75)
$ Millions
69
73
48
52
49
38
(5)
(35)
18
11
(18)
(51)
FY2008
FY2009
FY2010
LTM 3/31/11
Broker
Bank
SWS Group, Inc.

SWS GROUP
Building what you value.®

Rationale for Transaction – Alleviate Uncertainty on SWS
Bank’s credit & regulatory issues are a drag on Broker and pose risks to SWS
Broker transferred $30.5 million of its capital to Bank during June-Sept. 2010
Capital infusion reduces the potential for future capital calls on the broker
Uncertainty has impacted SWS
Difficult to retain and recruit new reps
Has limited investment in profitable businesses
(1) Broker includes clearing, retail and institutional business segments.

Rationale for Transaction
Provides capital to address Bank asset quality while adhering to C&D requirements
Quantifies and completes already anticipated dilutive event
Allows management to focus on new profitable growth opportunities
Gerald J. Ford (Hilltop) and J. Taylor Crandall (Oak Hill Capital) to join SWS Board
Expertise and experience additive to Board
Warrants align Investors’ interests with current shareholders
Preserves upside for SWS shareholders
Aligns SWS Shareholders with Highly Regarded Investors
Removes Obstacles to Creating Shareholder Value

Extensive Process Leading to Transaction
Executive team and Board have evaluated multiple alternatives since Fall 2010
Terminated $95 million public convertible debt offering in December 2010
Hilltop and Oak Hill Capital conducted extensive due diligence on Bank and Broker

Third Quarter Fiscal 2011 Overview

($ in Thousands, except per share amounts)
Short quarter impacts results
Bank asset quality concerns still a focus
Uncertainty impacting ongoing operations
*Pre-tax pre-provision calculation
detail
provided
on Non-GAAP Reconciliation, slide #26 of this presentation.
Revenues $89,493 $95,247
Net Revenues 77,927 83,001
Pre-tax Pre-Provision* 1,326 6,701
Net Loss (2,147) (11,540)
3/25/11 3/26/10
Diluted EPS-Loss (0.07) (0.35)
Book Value Per Share 11.06 11.93
Three Months Ended

Bank Report 13

Bank Priorities

Reducing
Classified
Assets
Repositioning
the Balance
Sheet
Capital &
Liquidity
Sold $12.7 million in REO in third quarter
Implemented internal loan review function
Reduced classified assets $18 million from
December quarter
Reduced deposits $150 million from December quarter
Substantially reduced profitable mortgage purchase
business, down $100 million from December quarter
Core Capital at 9.6%, total risk-based at 14.5%
$300 million in balance sheet liquidity
Capital infusion expected to provide cushion for
future losses given higher level of criticized assets

Classified Assets

($ in Thousands)
Non-accrual loans $  75,934 $ 60,514 $ 29,742
Troubled debt restructurings 491 3,088 6,009
Loans 90 days past due -- -- --
REO & other repossessed assets 28,144 39,358 41,437
Total non-performing assets $104,569 $102,960 $77,188
Performing classified assets 150,693 170,434 47,234
Total classified assets $255,262 $273,394 $124,422
3/31/11 12/31/10 3/31/10
Classified assets / capital + reserve 132.7% 140.0% 68.9%
Non-performing assets / capital + reserve* 54.1% 51.2% 39.4%
*Texas Ratio
Non-performing assets / assets 7.63% 6.72% 4.54%

Key Bank Statistics

($ in Thousands)
Provision and charge-offs elevated
Allowance at 4.93% of loans held for investment
Net interest margin of 4.16%
Total loan loss provision $ 4,727 $ 6,729 $ 25,000
Net charge-offs (4,454) (5,077) (12,206)
Allowance for loan losses 47,314 47,041 30,395
Reserve/loan ratio 4.93% 4.58% 2.57%
Yield on earning assets 4.59% 4.67% 5.10%
Cost of funds 0.49% 0.44% 0.59%
Net interest margin 4.16% 4.28% 4.57%
3/31/11 12/31/10 3/31/10

Bank Balances

($ in Millions)
Mortgage purchase business reduced $100 million from December 2010 quarter
Deposits down $150 million from December 2010 quarter
Loans held for sale – Mtg. Purchase $     60.6 $    162.6 (62.7) $   322.1 (81.2)
Loans held for sale – Other $       7.2 $      10.1 (28.7) $       -- --
Loans held for investment – Gross $   960.2 $ 1,027.8 (6.6) $1,183.2 (18.8)
Total loans $1,028.0 $ 1,200.5 (14.4) $1,505.3 (31.7)
Total deposits $1,120.2 $ 1,274.4 (12.1) $1,438.7 (22.1)
Capital $   145.1 $    148.2 (2.1) $   150.3 (3.5)
3/31/11 12/31/10 %Change 3/31/10 %Change
Core capital 9.6% 9.4% 8.8%
Total risk-based capital 14.5% 14.0% 12.4%
Deposits provided by
brokerage clients $   951.3 $1,079.5 (11.9) $1,246.3 (23.7)

Bank Loans by Type

($ in Millions)
3/31/11 12/31/10 %Change 3/31/10 %Change
Residential Real Estate
Mortgage purchase HFS
$   60.6 $  162.6 (62.7) $ 322.1 (81.2)
1-4 family first liens
121.2 127.3 (4.8) 141.2 (14.2)
1-4 family junior liens
6.1 7.9 (22.8) 9.0 (32.2)
Construction
Residential construction
41.7 50.2 (16.9) 91.0 (54.2)
Multi-family construction
8.0 7.9 1.3 6.0 33.3
Commercial construction
29.8 53.9 (44.7) 38.0 (21.6)
Lot and land development
Residential land
49.0 61.1 (19.8) 89.8 (45.4)
Commercial land
21.5 26.7 (19.5) 37.1 (42.0)
Commercial real estate
431.0 417.7 3.2 504.0 (14.5)
Multi-family
55.3 66.1 (16.3) 74.8 (26.1)
Commercial loans
192.9 204.9 (5.9) 187.6 2.8
Consumer loans
3.7 4.1 (9.8) 4.7 (21.3)
Loans held for immediate sale
7.2 10.1 (28.7) - -
Total loans
$1,028.0
$1,200.5 (14.4) $1,505.3 (31.7)

Chief Financial Officer’s Report 19

Third Quarter Fiscal 2011 Revenues

($ in Thousands)
Trading revenues strong
Short quarter negatively impacted commissions and net interest
Municipal new issue market stagnant
3/25/11 12/31/10 %Change 3/26/10 %Change
Operating Revenues:
Clearing Operations
$ 2,805 $ 2,824 (0.7) $ 2,476 13.3
Commissions
32,915 38,323 (14.1) 35,215 (6.5)
Investment Banking & Advisory
7,271 13,479 (46.1) 7,895 (7.9)
Net Gains on Principal Transactions
10,544 7,647 37.9 7,776 35.6
Other
4,352 3,226 34.9 5,661 (23.1)
Total Operating Revenues $57,887 $65,499 (11.6) $59,023 (1.9)
Net Interest Income:
Brokerage Net Interest Income
$ 5,814 $  6,927 (16.1) $ 5,826 (0.2)
Bank Net Interest Income
14,226 17,917 (20.6) 18,152 (21.6)
Total Net Revenue $77,927 $90,343 (13.7) $83,001 (6.1)

Third Quarter Fiscal 2011 Operating Expenses

($ in Thousands)
3/25/11 12/31/10 %Change 3/26/10 %Change
Non-Interest Expenses:
Commissions and other
employee compensation $52,841 $57,040 (7.4) $53,032 (0.4)
Occupancy, equipment and
computer service costs 8,375 8,452 (0.9) 8,607 (2.7)
Communications 3,254 3,319 (2.0) 3,370 (3.4)
Floor brokerage and clearing
organization charges 1,112 1,222 (9.0) 1,008 10.3
Advertising and promotional 702 701 0.1 881 (20.3)
Other 10,317 13,594 (24.1) 9,402 9.7
Total non-provision
operating expenses $76,601 $84,328 (9.2) $  76,300 0.4
Provision for loan losses $  4,727 $  6,729 (29.8) $  25,000 (81.1)
Total operating expenses $81,328 $91,057 (10.7) $101,300 (19.7)
Variable compensation down in line with revenue decline
Provision for loan loss down, but remains elevated

Segment Results
($ in Thousands)
Institutional business remains strong
PCG headcount decline impacting results
Retail $25,596 $27,278 $(650) $(966)
Net Revenues Pre-Tax
3/25/11 3/26/10 3/25/11 3/26/10 Developments
Difficult recruiting environment
Independent channel strong
Continued pressure on stock loan
spread
Fixed income trading strong
Weak municipal new issue market
Volumes and revenues up
Preparing for regulatory exam
Deposits down $150 million from
December quarter
Maintained compliance with C&D
Institutional 32,791 32,602 9,521 9,534
Clearing 5,279 4,925 (44) 96
Bank 13,871 17,730 (3,753) (20,122)

Key Brokerage and Firm Metrics

3/25/11 12/31/10 %Change 3/26/10 %Change
Representatives:
PCG 175 186 (5.9) 207 (15.5)
Fixed Income 57 56 1.8 55 3.6
Independent Contractors 303 312 (2.9) 308 (1.6)
Correspondents 165 168 (1.8) 183 (9.8)
Total Employees 1,080 1,102 (2.0) 1,157 (6.7)
Transactions Processed 0.6 mm 0.7 mm (14.3) 0.5 mm 20.0
Retail Client Assets $12.3 bn $12.6 bn (2.4) $13.2 bn (6.8)
Balances ($ in mm):
Avg. Margin Balances $227.6 $207.7 9.6 $174.6 30.4
Avg. Credit Balances 342.2 350.4 (2.3) 385.9 (11.3)
Avg. Stock Loan Balances 2,129.0 1,855.0 14.8 1,753.0 21.4
Net Capital ($ in mm) $114.2 $121.6 (6.1) $121.7 (6.2)
Net capital of $114.2 million at March 25, 2011
Average margin balances up 10% from December 2010 quarter and
30% from last fiscal year

New Capital Essential
New capital necessary
To protect profitable brokerage franchise
To ensure bank’s long term strength
Proposed transaction is the best solution
Provides capital at bank to address asset quality and regulatory concerns
Supports continued growth at broker/dealer
Aligns investors’ and shareholders’ interests
Fully negotiated and documented transaction
Preserves upside for SWS shareholders
Board of directors unanimously approved the proposed transaction

SWS GROUP HEADQUARTERS
Capital Markets & Investment Banking
Equity and Fixed Income Trading
Clearing Services
Corporate Administration
D/FW area is home to
11 Banking Centers
3 Private Client Offices
TAXABLE FIXED INCOME
MUNICIPAL SECURITIES /PUBLIC FINANCE
PRIVATE CLIENT GROUP
BANK
CLEARING SERVICES

SWS Office Locations 25

Non-GAAP Reconciliation

SWS has included the presentation of loss before income tax benefit, excluding the impact of the provision for loan losses for the Banking segment, which is a non-GAAP financial measure as defined in item 10(e) of Regulation S-K. SWS believes that the presentation of this non-GAAP financial measure is useful to investors because it provides additional information about the impact of the
Bank’s loan loss provision on the Company’s earnings. While management believes this non-GAAP financial measure is useful in evaluating SWS, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP.
Loss before
income tax benefit
$     (3,401)
$  (18,299)
Provision for loan loss
4,727
25,000
Pre-tax pre-provision
1,326
6,701
($ in Thousands)
3/25/11 3/26/10
Three Months Ended

Other Information

Additional Information and Where to Find it
SWS Group has filed with the SEC a definitive proxy statement and other relevant materials in connection with the transaction with the Investors.  The definitive proxy statement has been sent to the stockholders of SWS Group.  Before making any voting decision with respect to the Investor transaction, stockholders are urged to read the proxy statement and the other relevant materials because they contain important information about the Investor transaction.  The proxy statement and other relevant materials and any other documents filed by SWS Group with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or at SWS Group’s website at
www.swst.com.
Participants
SWS Group and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Investor transaction.
Information concerning SWS Group’s executive officers and directors is set forth in its definitive proxy statement filed with the SEC on April 8, 2011.  You can obtain free copies of these documents from
SWS Group using the contact information above.
Three Months Ended